GoHealth Closes Acquisition of e-TeleQuote Acquisition Contributes Over $100 Million in Contract Assets plus $18 Million in Cash to Balance Sheet, and Expands Agent Capacity with a $5 Million Investment ahead of busy enrollment season CHICAGO, IL and CLEARWATER, FL, October 1, 2024 – GoHealth, Inc. (Nasdaq: GOCO), a leading health insurance marketplace, today announced that it had closed the previously announced pending acquisition of e-TeleQuote Insurance, Inc., a distinguished name in the Medicare insurance marketplace. The transaction closed on September 30, 2024, as anticipated, leaving GoHealth as the sole owner of e-TeleQuote. Transaction Details GoHealth was selected through a competitive process and entered into a purchase and subscription agreement on August 30, 2024, to acquire an 18.9% stake in e-TeleQuote. On September 30, 2024, GoHealth completed the purchase by investing $5 million for newly issued shares in e-TeleQuote. Concurrently, e-TeleQuote's previous owner relinquished its 81.1% ownership interest thereby relinquishing its rights in the company. As a result, GoHealth became the sole owner of e-TeleQuote, including all its assets, inclusive of the $5 million paid to e-TeleQuote at the time of the transaction closing. GoHealth’s unique external agent channel allowed for a "plug and play," seamless transition and operational integration, which made the condensed 30-day transaction close possible. In addition to over $18 million in cash on the e-TeleQuote balance sheet, e-TeleQuote holds a substantial contract asset valued at over $100 million, tied to its Medicare Advantage business. Furthermore, GoHealth believes e-TeleQuote brings significant value to GoHealth with its experienced management team and a workforce of nearly 400 licensed agents. “We believe the upcoming AEP will present unique industry and market dynamics, including a reduction in marketing capacity across the broker industry, combined with strong demand for Medicare Advantage shopping and appropriate switching. In this highly attractive marketplace, success hinges on effectively managing customer acquisition costs—an industry leading capability for GoHealth. With e-TeleQuote's agent capacity now accessible without the usual cash outlay for hiring and training, we believe GoHealth is well-positioned to continue delivering as a leading source of high-quality enrollments for health plans nationwide," said Vijay Kotte, CEO of GoHealth.

e-TeleQuote joins GoPartner Solutions (GPS) Contractually, e-TeleQuote also entered into a commercial agreement with GoHealth to become a downline under its GoPartner Solutions (“GPS”) external agent channel. As part of the GPS agreement, e-TeleQuote will continue to operate as an independent agency; however, its agents will have the added advantage of utilizing GoHealth’s proprietary PlanFit tools and access to its marketing channels. Through this commercial relationship, e-TeleQuote agents will have access to the efficiency of GoHealth’s marketing, technology and unique health plan contracts during the upcoming Annual Enrollment Period. Annual Enrollment Period (AEP) and Full-Year Impact “We are very excited about the value the e-TeleQuote team brings to GoHealth and we believe it will support innovation while having a positive impact on our Revenue, Adjusted EBITDA and Cash Flow from Operations, not just in the fourth quarter, but well into the future,” said Katie O’Halloran, Interim CFO of GoHealth. This strategic move marks a major milestone in GoHealth’s mission to deliver unmatched consumer-centric solutions while reinforcing the shared values of integrity, empathy, and accountability between the two companies. In addition to advancing GoHealth’s mission, this acquisition is intended to strengthen its position in the market and is expected to drive long-term value creation for shareholders. Learn more at www.GoHealth.com About GoHealth, Inc. GoHealth is a leading health insurance marketplace and Medicare-focused digital health company. Enrolling in a health insurance plan can be confusing for customers, and the seemingly small differences between plans can lead to significant out-of-pocket costs or lack of access to critical medicines and even providers. GoHealth combines cutting-edge technology, data science and deep industry expertise to build trusted relationships with consumers and match them with the healthcare policy and carrier that is right for them. Since its inception, GoHealth has enrolled millions of people in Medicare plans and individual and family plans. For more information, visit https://www.gohealth.com. About e-TeleQuote Insurance, Inc. e-TeleQuote is a Medicare Insurance Marketplace which specializes in helping Medicare Beneficiaries compare Medicare Advantage and Medicare Supplement plans from top carriers and enroll in the plan that’s right for them.

Forward-Looking Statements This release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, investment plans, business transformation, e-TeleQuote’s impact on our business and our ability to successfully integrate e-TeleQuote’s operations, technologies and employees into our business are forward-looking statements. In some cases, you can identify forward-looking statements by terms, such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements speak only as of the date of this release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including important factors described in the section titled "Risk Factors" in our 2023 Form 10-K, and the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and in our other filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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